                          GOVERNMENT INCOME PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                                                    NBAMT0101297

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          AMT Government Income Portfolio
   Neuberger&Berman was prepared for a rewarding fixed income market in 1997. A powerful bull market drove rates below 6% across the yield curve and pleasantly exceeded our positive expectations. A friendly Federal Reserve, combined with powerful inflation data, propelled rates to four-year lows. Further, an embarrassment of riches on the fiscal front found the Federal Government's budget in the best shape in a generation, leading to the expectation of a virtually balanced budget in 1998. This fiscal prosperity caused a sharp reduction in Treasury issuance, placing further downward pressure on interest rates.
   Spring would witness the high water mark on treasury yields for 1997. With the possibility of a budget surplus decreasing treasury issuances, increased foreign holdings of U.S. treasuries and reduced inflation expectations, the yield curve flattened and U.S treasuries outperformed all spread sectors in the second half of the year. The strong treasury performance was aided in part by the fourth quarter's Asian credit turmoil which brought the longbond convincingly below the 6% level and produced one of the flattest yield curves in three years.
   Good sector and security decisions combined with well-timed movements of the portfolio's duration helped to keep our returns competitive throughout the year. Equally as important to delivering good returns was our decision to avoid Southeast Asian investment grade credits that turned out to have junk bond quality.
   Consistent with our trend approach, we extended the maturity of the portfolio as rates declined. This strategy successfully captured both the outright rally in the treasury asset class and maximized returns generated from the overall flattening of the yield curve. We continued our long maturity bias from June until year-end and modified our mortgage holdings. We shifted our mortgage exposure to lower coupon, prepayment protected securities which have a better return profile in the prevailing lower interest rate environment. We maintained our high credit quality approach by purchasing AAA rated or government guaranteed securities.
   Looking ahead to 1998, we feel the outlook has a positive tone in the near term but believe interest rates could remain range bound. We will approach the markets with the skepticism that our experience has shown to be prudent. Thus, in a year that we look for bonds to perform well, we continue to manage assets in the same style that has served us well in the past.

             [SIGNATURE]                      [SIGNATURE]
Ted Giuliano and Michael Hanratty
PORTFOLIO CO-MANAGERS

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Government Income Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)      GOVERNMENT INCOME           SALOMON BROTHERS
                                        PORTFOLIO              MORTGAGE INDEX(2)
1 YEAR                                              +9.51%                    +9.27%
LIFE OF FUND                                        +6.28%                    +8.34%
                                          Salomon Brothers         Government Income
                                            Mortgage Index                 Portfolio
3/22/94                                            $10,000                   $10,000
12/31/94                                           $10,069                   $10,150
1995                                               $11,757                   $11,344
1996                                               $12,389                   $11,494
1997                                               $13,537                   $12,587

   The inception date of Neuberger&Berman Advisers Management Trust Government Income Portfolio-SM-(the "Fund") is 3/22/94.

   Neuberger&Berman Management Inc.-Registered Trademark- has voluntarily undertaken to reimburse the Fund for its operating expenses and its pro rata share of AMT Government Income Investments' (the "Series") operating expenses which, in the aggregate, exceed 1.0% per annum of the Fund's average daily net assets. This arrangement can be terminated by Neuberger&Berman Management Inc. upon 60 days' notice to the Fund. Absent such arrangement, the average annual total returns would have been less.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not guarantee future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Salomon Brothers Mortgage Index is an unmanaged total return index consisting of all Agency pass-throughs, GNMA, Fannie Mae, and Freddie Mac securities, 75-day, 30- and 15-year securities, and FHA and GNMA project loans. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described index.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Government Income Portfolio

                                                     December 31,
                                                         1997
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $   2,630,566
      Receivable from administrator -- net (Note
       B)                                                  11,331
      Deferred organization costs (Note A)                  3,523
                                                    --------------
                                                        2,645,420
                                                    --------------
LIABILITIES
      Accrued expenses                                     16,205
      Payable for Trust shares redeemed                     1,336
                                                    --------------
                                                           17,541
                                                    --------------
NET ASSETS at value                                 $   2,627,879
                                                    --------------

NET ASSETS consist of:
      Par value                                     $         236
      Paid-in capital in excess of par value            2,357,321
      Accumulated undistributed net investment
       income                                             182,498
      Accumulated net realized gains on investment         17,649
      Net unrealized appreciation in value of
       investment                                          70,175
                                                    --------------
NET ASSETS at value                                 $   2,627,879
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                        235,984
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $11.14
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Government Income Portfolio

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1997
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $   219,942
                                                    ------------
    Expenses:
      Administration fee (Note B)                        13,455
      Shareholder reports                                17,101
      Custodian fees                                     10,000
      Legal fees                                          5,033
      Amortization of deferred organization and
       initial offering expenses (Note A)                 2,884
      Trustees' fees and expenses                           151
      Auditing fees                                          24
      Miscellaneous                                         706
      Expenses from Series (Notes A & B)                 48,531
                                                    ------------
        Total expenses                                   97,885
      Expenses reimbursed by administrator and
       reduced by custodian fee expense offset
       arrangement (Note B)                             (63,560)
                                                    ------------
        Total net expenses                               34,325
                                                    ------------
        Net investment income                           185,617
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  SERIES (NOTE A)
    Net realized gain on investment securities           32,748
    Change in net unrealized appreciation
     (depreciation) of investment securities             83,122
                                                    ------------
        Net gain on investments from Series (Note
        A)                                              115,870
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $   301,487
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Government Income Portfolio

                                                   Year Ended
                                                  December 31,
                                              1997            1996
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     185,617   $     161,508
    Net realized gain (loss) on
     investments from Series (Note A)            32,748         (15,099)
    Change in net unrealized
     appreciation (depreciation) of
     investments from Series (Note A)            83,122         (63,858)
                                          -----------------------------
    Net increase in net assets resulting
     from operations                            301,487          82,551
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                      (162,111)        (84,129)
    Net realized gain on investments                 --          (8,629)
                                          -----------------------------
    Total distributions to shareholders        (162,111)        (92,758)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   794,042       1,829,330
    Proceeds from reinvestment of
     dividends and distributions                162,111          92,758
    Payments for shares redeemed             (1,919,385)       (651,702)
                                          -----------------------------
    Net increase (decrease) from Trust
     share transactions                        (963,232)      1,270,386
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (823,856)      1,260,179
NET ASSETS:
    Beginning of year                         3,451,735       2,191,556
                                          -----------------------------
    End of year                           $   2,627,879   $   3,451,735
                                          -----------------------------
    Accumulated undistributed net
     investment income at end of year     $     182,498   $     158,992
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                         76,453         176,971
    Issued on reinvestment of dividends
     and distributions                           15,862           9,023
    Redeemed                                   (181,052)        (61,852)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                                (88,737)        124,142
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Government Income Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Government Income Portfolio (the "Fund") is a separate operating series of Neuberger&Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Government Income Investments, a series of Advisers Managers Trust (the "Series") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued by Advisers Managers Trust as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Fund and the other series of the Trust are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Government Income Portfolio

5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized by the Fund on a straight-line basis over a five-year period. At December 31, 1997, the unamortized balance of such expenses amounted to $3,523.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the funds of the Trust.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger&Berman Management Incorporated ("N&B Management") as its administrator under an Administration Agreement ("Agreement") dated as of May 1, 1995. Pursuant to this Agreement the Fund pays N&B Management an administration fee at the annual rate of .40% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   N&B Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses and its pro rata share of its Series' operating expenses (including the fees payable to N&B Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by N&B Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1997, such excess expenses amounted to $62,481.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $1,079.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1997, additions and reductions in the Fund's investment in its Series amounted to $1,086,368 and $2,205,071, respectively.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Government Income Portfolio
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                                                          Period from
                                                                                           March 22,
                                                                                           1994(3) to
                                                          Year Ended December 31,         December 31,
                                                      1997(2)     1996(2)     1995(2)         1994
                                                      ------------------------------------------------
Net Asset Value, Beginning of Year                    $10.63      $10.93      $10.15      $  10.00
                                                      ------------------------------------------------
Income From Investment Operations
    Net Investment Income                                .53         .67         .70           .37
    Net Gains or Losses on Securities (both
     realized and unrealized)                            .44        (.54)        .46          (.22)
                                                      ------------------------------------------------
      Total From Investment Operations                   .97         .13        1.16           .15
                                                      ------------------------------------------------
Less Distributions
    Dividends (from net investment income)              (.46)       (.39)       (.38)           --
    Distributions (from net capital gains)                --        (.04)         --            --
                                                      ------------------------------------------------
      Total Distributions                               (.46)       (.43)       (.38)           --
                                                      ------------------------------------------------
Net Asset Value, End of Year                          $11.14      $10.63      $10.93      $  10.15
                                                      ------------------------------------------------
Total Return(4)                                        +9.51%      +1.32%     +11.76%        +1.50%(5)
                                                      ------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)             $  2.6      $  3.5      $  2.2      $    1.0
                                                      ------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(6)                                          1.05%       1.05%       1.08%           --
                                                      ------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(7)      1.02%       1.02%       1.05%         1.09%(8)
                                                      ------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(7)                                          5.52%       5.59%       5.71%         4.78%(8)
                                                      ------------------------------------------------
    Portfolio Turnover Rate(9)                            --          --           2%            3%
                                                      ------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust                     December 31, 1997
--------------------------------------------------------------------------------
          Government Income Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return figures would have been lower if N&B Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return figures for all fiscal periods shown.
5) Not annualized.
6) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses and net investment income to average daily net assets would have been:

                                                              Period from
                                                            March 22, 1994
                               Year Ended December 31,      to December 31,
                             1997       1996       1995          1994
---------------------------------------------------------------------------
Net Expenses                   2.88%      2.95%      4.21%         2.57%
                           ------------------------------------------------
Net Investment Income          3.66%      3.66%      2.55%         3.30%
                           ------------------------------------------------

8) Annualized.
9) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Government Income Investments, which appear elsewhere in this report.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger&Berman Advisers Management Trust and
Shareholders of Government Income Portfolio

   We have audited the accompanying statement of assets and liabilities of Government Income Portfolio, one of the series comprising Neuberger&Berman Advisers Management Trust (the "Trust"), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Income Portfolio of Neuberger&Berman Advisers Management Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 1998

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1997

--------------------------------------------------------------------------------
          AMT Government Income Investments

Principal                                        Rating(1)           Market
 Amount                                      Moody's       S&P      Value(2)
---------                                  -----------  ---------  ----------
           U.S. TREASURY SECURITIES
           (34.2%)
$  70,000  U.S. Treasury Notes, 6.375%,
           due 5/15/99                         TSY         TSY     $   70,654
  260,000  U.S. Treasury Notes, 6.375%,
           due 8/15/02                         TSY         TSY        266,646
   20,000  U.S. Treasury Notes, 6.50%,
           due 10/15/06                        TSY         TSY         20,939
   71,392  U.S. Treasury
           Inflation-Indexed Notes,
           3.375%, due 1/15/07                 TSY         TSY         69,518
   15,000  U.S. Treasury Notes, 6.625%,
           due 5/15/07                         TSY         TSY         15,874
   80,000  U.S. Treasury Bonds, 7.625%,
           due 2/15/25                         TSY         TSY         97,124
  325,000  U.S. Treasury Bonds, 6.75%,
           due 8/15/26                         TSY         TSY        357,906
                                                                   ----------
           TOTAL U.S. TREASURY SECURITIES
           (COST $844,285)                                            898,661
                                                                   ----------
           U.S. GOVERNMENT AGENCY
           SECURITIES (12.3%)
  200,000  Student Loan Marketing
           Association, Global Notes,
           7.50%, due 3/8/00                   AGY         AGY        206,936
  100,000  Federal Home Loan Bank, Bonds,
           5.915%, due 12/19/02                AGY         AGY         99,978
   15,000  Fannie Mae, Medium-Term Notes,
           Ser. B, 6.21%, due 11/7/07          AGY         AGY         15,067
                                                                   ----------
           TOTAL U.S. GOVERNMENT AGENCY
           SECURITIES (COST $328,545)                                 321,981
                                                                   ----------
           MORTGAGE-BACKED SECURITIES
           (43.5%)
FANNIE MAE
   21,481  Pass-Through Certificates,
           6.00%, due 3/1/11                   AGY         AGY         21,167
   71,553  Pass-Through Certificates,
           6.50%, due 11/1/10 & 1/1/26         AGY         AGY         71,242
  131,754  Pass-Through Certificates,
           7.50%, due 5/1/11 & 1/1/27          AGY         AGY        134,882
  304,997  Pass-Through Certificates,
           7.00%, due 1/1/10-4/1/27            AGY         AGY        307,459
FREDDIE MAC
   85,647  Gold Mortgage Participation
           Certificates, 7.00%, due
           4/1/11                             AGY          AGY         86,937
   93,915  Gold Mortgage Participation
           Certificates, 7.50%, due
           5/1/26                             AGY          AGY         96,159
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
   81,754  Pass-Through Certificates,
           7.50%, due 7/15/11 & 3/15/26       AGY          AGY         83,979
  346,500  Pass-Through Certificates,
           6.50%, due 12/15/27                AGY          AGY        342,928
                                                                   ----------
           TOTAL MORTGAGE-BACKED
           SECURITIES (COST $1,120,091)                             1,144,753
                                                                   ----------
           ASSET-BACKED SECURITIES (8.7%)
  100,000  Capita Equipment Receivables
           Trust, Ser. 1996-1, Class A-4,
           6.28%, due 6/15/00                 Aaa          AAA        100,230
   50,000  Ford Credit Auto Loan Master
           Trust, Auto Loan Certificates,
           Ser. 1996-1, 5.50%, due
           2/15/03                            Aaa          AAA         49,396
   75,000  Standard Credit Card Master
           Trust I, Credit Card
           Participation Certificates,
           Ser. 1994-4, Class A, 8.25%,
           due 11/7/03                        Aaa          AAA         80,250
                                                                   ----------
           TOTAL ASSET-BACKED SECURITIES
           (COST $232,175)                                            229,876
                                                                   ----------
           TOTAL INVESTMENTS (98.7%)
           (COST $2,525,096)                                        2,595,271(3)
           Cash, receivables and other
           assets, less liabilities
           (1.3%)                                                      35,296
                                                                   ----------
           TOTAL NET ASSETS (100.0%)                               $2,630,567
                                                                   ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Government Income Investments
1) Credit ratings are unaudited.
2) Investment securities of the Series are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method that the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term investments with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
3) At December 31, 1997, the cost of investments for Federal income tax purposes was $2,526,415. Gross unrealized appreciation of investments was $79,381 and gross unrealized depreciation of investments was $10,525, resulting in net unrealized appreciation of $68,856, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Government Income Investments

                                                     December 31,
                                                         1997
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $   2,595,271
      Cash                                                  2,258
      Interest receivable                                  32,814
      Deferred organization costs (Note A)                 10,024
      Prepaid expenses and other assets                        79
                                                    --------------
                                                        2,640,446
                                                    --------------
LIABILITIES
      Accrued expenses                                      9,098
      Payable to investment manager (Note B)                  781
                                                    --------------
                                                            9,879
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   2,630,567
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $   2,560,392
      Net unrealized appreciation in value of
       investment securities                               70,175
                                                    --------------
NET ASSETS                                          $   2,630,567
                                                    --------------
*Cost of investments                                $   2,525,096
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Government Income Investments

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1997
                                                    ------------
INVESTMENT INCOME
    Interest income                                 $   219,942
                                                    ------------
    Expenses:
      Investment management fee (Note B)                 11,793
      Custodian fees (Note B)                            17,363
      Accounting fees                                    10,000
      Legal fees                                          4,713
      Amortization of deferred organization and
       initial offering expenses (Note A)                 4,300
      Trustees' fees and expenses                           151
      Auditing fees                                          88
      Insurance expense                                      63
      Miscellaneous                                          60
                                                    ------------
        Total expenses                                   48,531
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                       (1,079)
                                                    ------------
        Total net expenses                               47,452
                                                    ------------
        Net investment income                           172,490
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                                32,748
    Change in net unrealized appreciation
     (depreciation) of investment securities             83,122
                                                    ------------
        Net gain on investments                         115,870
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $   288,360
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Government Income Investments

                                                   Year Ended
                                                  December 31,
                                              1997            1996
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     172,490   $     152,237
    Net realized gain (loss) on
     investments                                 32,748         (15,099)
    Change in net unrealized
     appreciation (depreciation) of
     investments                                 83,122         (63,858)
                                          -----------------------------
    Net increase in net assets resulting
     from operations                            288,360          73,280
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 1,086,368       1,830,526
    Reductions                               (2,205,071)       (636,770)
                                          -----------------------------
    Net increase (decrease) in net
  assets resulting from transactions in
  investors' beneficial interests            (1,118,703)      1,193,756
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (830,343)      1,267,036
NET ASSETS:
    Beginning of year                         3,460,910       2,193,874
                                          -----------------------------
    End of year                           $   2,630,567   $   3,460,910
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1997
--------------------------------------------------------------------------------
          AMT Government Income Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Government Income Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of eight separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1997, the unamortized balance of such expenses amounted to $10,024.
6) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger&Berman Management Incorporated ("N&B Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays N&B Management a fee at the annual rate of .35% of the first $500 million of the Series' average daily net assets, .325% of the next $500 million, .30% of the next $500 million, .275% of the next $500 million, and .25% of average daily net assets in excess of $2 billion.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   The Series has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,079.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1997, there were purchase and sale transactions (excluding short-term securities) of $4,658,095 and $5,316,428, respectively.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Government Income Investments

                                                                            Period from
                                                        Year Ended         May 1, 1995(1)
                                                       December 31,       to December 31,
                                                      1997      1996            1995
                                                      ------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(2)                                   1.44%     1.37%          1.81%(3)
                                                      ------------------------------------
  Net Expenses                                        1.41%     1.34%          1.77%(3)
                                                      ------------------------------------
  Net Investment Income                               5.12%     5.26%          4.78%(3)
                                                      ------------------------------------
Portfolio Turnover Rate                                152%      231%            64%
                                                      ------------------------------------
Net Assets, End of Year (in millions)                 $2.6      $3.5           $2.2
                                                      ------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Government Income Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Government Income Investments, one of the series comprising Advisers Managers Trust ("Managers Trust"), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of Managers Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Government Income Investments of Advisers Managers Trust at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 1998